                                 SCHEDULE 14A
                                (Rule 14a-101)
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     Scottish Annuity & Life Holdings, Ltd.
                        Grand Pavilion Commercial Centre
                                802 West Bay Road
                            George Town, Grand Cayman
                               Cayman Islands, BWI

                                                                  April 10, 2001

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Scottish Annuity & Life Holdings, Ltd. to be held at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda, on Thursday, May 31, 2001, at 11:00 a.m. Bermuda time.

     The attached Notice of Annual Meeting and Proxy Statement describes fully the formal business to be transacted at the Annual Meeting. During the Annual Meeting, Shareholders will consider and vote upon the election of two members to the Board of Directors and the ratification of the appointment of Ernst & Young as our independent auditors for 2001.

     Certain directors and officers will be present at the Annual Meeting and will be available to respond to any questions you may have. I hope you will be able to attend.

     We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a Proxy.

                                            Sincerely,

                                            Michael C. French
                                            Chairman and Chief Executive Officer

                     Scottish Annuity & Life Holdings, Ltd.
                        Grand Pavilion Commercial Centre
                                802 West Bay Road
                            George Town, Grand Cayman
                               Cayman Islands, BWI

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 31, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Scottish Annuity & Life Holdings, Ltd. (the "Company") will be held at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda, on Thursday, May 31, 2001, at 11:00 a.m. Bermuda time for the following purposes:

1. To elect two members to the Company's Board of Directors (the "Board") for terms expiring in 2004.

2. To ratify the appointment of Ernst & Young as the Company's independent auditors for 2001.

3. To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

     The close of business on April 6, 2001 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. For a period of at least 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at Grand Pavilion Commercial Centre, 802 West Bay Road, George Town, Grand Cayman, Cayman Islands, British West Indies.

     Shareholders are urged to complete, date, sign and return the enclosed proxy card in the accompanying envelope, which does not require postage if mailed in the United States.

                                       By Order of the Board of Directors

                                       Scott E. Willkomm
                                       President

Cayman Islands, BWI
April 10, 2001

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
GENERAL QUESTIONS AND ANSWERS ...............................................................................   1
ELECTION OF DIRECTORS (Proposal No. 1) ......................................................................   4
BOARD MEETINGS AND COMMITTEES ...............................................................................   5
PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP .............................................................   6
MANAGEMENT COMPENSATION .....................................................................................   8
   Summary Compensation Table ...............................................................................   8
   Options Granted During Fiscal Year 2000 ..................................................................  10
   Options Exercised During Fiscal Year 2000 and Fiscal Year-End Option
     Values .................................................................................................  10
   Compensation of Directors ................................................................................  10
   Employment and Change of Control Agreements ..............................................................  11
   Compensation Committee Interlocks and Insider Participation ..............................................  13
REPORT ON EXECUTIVE COMPENSATION ............................................................................  14
   Executive Pay Policy .....................................................................................  14
   Base Salary and Bonuses ..................................................................................  14
   Short-Term Incentive and Stock Options ...................................................................  14
   Performance Graph ........................................................................................  15
   Comparison of Cumulative Shareholder Return ..............................................................  15
AUDIT COMMITTEE REPORT ......................................................................................  15
   The Audit Committee of the Board .........................................................................  16
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2) ........................................  16
   Fees Billed to the Company by Ernst & Young ..............................................................  16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE .....................................................  17
ANNUAL REPORT ...............................................................................................  17

                     Scottish Annuity & Life Holdings, Ltd.
                        Grand Pavilion Commercial Centre
                                802 West Bay Road
                            George Town, Grand Cayman
                               Cayman Islands, BWI

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 31, 2001

                         GENERAL QUESTIONS AND ANSWERS

Q:   When is the Proxy Statement being mailed?

A: This Proxy Statement of Scottish Annuity & Life Holdings, Ltd. (the "Company" or "our") will first be mailed on or about April 20, 2001 to shareholders of the Company by the Board to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders.

Q:   When is the Annual Meeting and where will it be held?

A: The Annual Meeting will be held on Thursday, May 31, 2001 at 11:00 a.m. Bermuda time at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda.

Q:   Who may attend the Annual Meeting?

A: All shareholders (or their proxies) of the Company may attend the Annual Meeting. Shareholders entitled to attend and vote at the above meeting are entitled to appoint one or more proxies to attend and vote in their place. A proxy need not be a Shareholder of the Company.

Q:   Who is entitled to vote?

A: Shareholders (or their proxies) as of the close of business on April 6, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. Each Ordinary Share is entitled to one vote subject to certain adjustments which may be made under the Company's Memorandum of Association.

     In certain circumstances, the Company's Memorandum of Association provides for the reduction of a shareholder's voting rights to ensure that no shareholder may have more than 10 percent of the voting rights outstanding.

Q:   On what am I voting?

A:   You will be voting on:

     (i)  The election of two members to the Board for terms expiring in 2004;

     (ii) The ratification of the appointment of Ernst & Young as the independent auditors of the Company for 2001; and

     (iii) Such other business as may properly come before the Annual Meeting or any adjournments thereof.

Q:   How do I vote?

A: You may vote by either attending the Annual Meeting or by appointing a proxy or corporate representative by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card. If you then decide to attend the Annual Meeting, you may revoke your Proxy by voting in person.

     All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted:

     [_] "FOR" the election of each of the persons identified in "Proposal for Election of Directors" as nominees for election as directors of the Company for terms expiring in 2004;

     [_] "FOR" the ratification of Ernst & Young as the independent auditors of the Company for 2001; and

     [_] At the discretion of the Proxy holders with regard to any other matter that may properly come before the Annual Meeting.

     Where a shareholder has properly specified how a Proxy is to be voted, it will be voted by the proxy accordingly. The Proxy may be revoked at any time by (i) providing written notice of revocation to Computershare Investor Services, 1601 Elm Street, Suite 4340, Dallas, Texas 75201 by 5:00 p.m. (Cayman Islands time) on May 30, 2001, or (ii) attending the Annual Meeting and voting in person.

Q:   What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to insure that all your shares are voted.

Q:   Who will count the vote?

A: Representatives of Computershare Investor Services, the Company's transfer agent, will tabulate the votes and act as inspectors of election.

Q:   What constitutes a quorum?

A: As of the Record Date, 15,615,240 Ordinary Shares of the Company were issued and outstanding. 50% or more of the issued and outstanding shares, present or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then you will be considered part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum but will not be counted in the votes for each of the proposals.

Q:   What is the required vote for election of each director?

A: The required vote for election of each director is a majority of the votes of the Ordinary Shares voting in person or by Proxy at the Annual Meeting.

Q:   What is the required vote for ratification of the independent auditor?

A: The required vote for the ratification of the independent auditor is a majority of the votes of the Ordinary Shares voting in person or by Proxy at the Annual Meeting.

Q:   Who are the Company's independent auditors?

A: The Board has selected Ernst & Young as independent auditors to examine the Company's accounts for the current fiscal year. Representatives of Ernst & Young, who were also the Company's independent auditors for the 1998 fiscal year, 1999 fiscal year and 2000 fiscal year will be present at the Annual Meeting. Such representatives may make a statement if they desire to do so and will be available to answer appropriate questions.

Q:   Are there other matters to be acted upon at the Annual Meeting?

A: We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by Proxies will be voted in accordance with the judgment of the Proxy holders.

Q:   How much did this proxy solicitation cost?

A: Corporate Investor Communications, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes at a cost of $4,250.00, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of Ordinary Shares. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for such services.

Q:   When are the shareholder proposals for the 2002 Annual Meeting due?

A: In order to be considered for inclusion in the proxy statement for the 2002 Annual Meeting of Shareholders, shareholder proposals must be in writing and received by January 29, 2002, by Scottish Annuity & Life Holdings, Ltd., Grand Pavilion Commercial Centre, PO Box 10657 APO, 802 West Bay Road, George Town, Grand Cayman, Cayman Islands, BWI, Attn: Secretary.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

     The Board is presently comprised of six members. The Board is divided into three classes, with each class consisting of two directors. Members of each class of directors generally serve for a term of three years. Directors serve until the Annual Meeting of Shareholders in the year in which their term expires or until a successor is elected and qualified.

     The terms of the Class III directors expire in 2001. The Class III directors are Mr. Michael C. French and Ms. Hazel R. O'Leary. Ms. Hazel R. O'Leary was appointed by the Board as a director on February 8, 2001 to replace Mr. Charles J. Wyly, Jr. whose resignation was accepted by the Board and effective as of November 28, 2000. Ms. Hazel R. O'Leary has been nominated by the Board for election at the Annual Meeting to fill the seat vacated by Mr. Charles J. Wyly, Jr. Upon election, Mr. Michael C. French and Ms. Hazel R. O'Leary will serve for a three-year term expiring at the Company's Annual Meeting of Shareholders in 2004 or until his or her successor is elected and qualified. In order to be elected a director, each nominee must receive a majority of the votes of the Ordinary Shares voting in person or represented by Proxy at the Annual Meeting.

     The nominees have indicated their willingness to serve as members of the Board if elected; however, in case any nominee becomes unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders have discretionary authority to vote the Proxy for a substitute nominee or nominees. Proxies cannot be voted for more than two nominees. The following sets forth information as to the nominees for election at the Annual Meeting, each of the directors whose term of office will continue after the Annual Meeting, including their ages, present principal occupations, other business experiences during the last five years, membership on committees of the Board and directorships in other publicly-held companies.

                                                                                                        Year Term
        Name                                   Age                   Position                           Expires
        ----                                   ---                   --------                           ---------
Nominees for a three-year
term ending in 2004:
   Michael C. French (2) ..................    58  Chairman of the Board of Directors                      2001
   Hazel R. O'Leary .......................    63  Director                                                2001
Continuing Directors:
   Michael Austin (1)(2)(3)... ............    65  Director                                                2003
   G. William Caulfeild-Browne
     (1)(2)(3) ............................    56  Director                                                2002
   Robert M. Chmely (1)(2) ................    66  Director                                                2002
   Scott E. Willkomm (2) ..................    36  Director                                                2003

--------
(1) Member of the Audit Committee.
(2) Member of the Investment Committee.
(3) Member of the Option Committee.

     Mr. Michael Austin has served as a director since October, 1998. Mr. Austin retired in 1992 as the Managing Partner of the Cayman Islands office of KPMG Peat Marwick, an international accounting and consulting firm. Mr. Austin was a partner resident in the Cayman Islands office for over 20 years. Since 1992, Mr. Austin has been self-employed as a chartered accountant. Mr. Austin currently serves as a Director of the Cayman Islands Monetary Authority for a three-year term expiring on December 31, 2003.

     Mr. G. William Caulfeild-Browne has served as a director since June, 1999. Mr. Caulfeild-Browne was the Chief Operating Officer for Swiss Re Life and Health of America from 1996 to 1998. He was Chief Operating Officer of The Mercantile and General Reinsurance Company, U.S., from 1990 to 1996, Senior Vice President from 1986 to 1990 and Vice President, Marketing from 1981 to 1986.

     Mr. Robert M. Chmely has served as a director since October, 1998. Mr. Chmely has been an independent consultant since 1997 when he retired from The Prudential Insurance Company of America. From December 1995 to November 1997, Mr. Chmely was President of Prudential Asset Management Group, the corporate pension business of The Prudential Insurance Company of America, and from December 1994 to December 1995, he was Chief Financial Officer of Prudential Asset Management Group. From December 1990 to December 1994, Mr. Chmely served as Senior Managing Director of Portfolio Management at The Prudential Insurance Company of America. He is a Fellow of the Society of Actuaries and a Chartered Financial Analyst.

     Mr. Michael C. French has served as a director and Chief Executive Officer of the Company since May, 1998, and served as President of the Company from May, 1998 to March, 2000. He was a director of Sterling Software, Inc. from July 1992 until its acquisition by another company in March, 2000 and a director of Michaels Stores, Inc., a national specialty retail chain, from 1992 to August, 2000. Mr. French was a partner with the law firm of Jackson & Walker, L.L.P. from 1976 through 1995.

     Ms. Hazel R. O'Leary has served as a director since February 8, 2001. Ms. O'Leary is the President and Chief Operating Officer of Blaylock & Partners, the leading minority-owned investment banking firm in the United States. From 1993 to 1997, Ms. O'Leary served as United States Secretary of Energy, and from 1977 to 1981 served as Administrator and Deputy Administrator of the Department of Energy's Economic Regulatory Administration. Ms. O'Leary serves as a director on the boards of UAL Inc., the parent of United Airlines; the AES Company, a global independent power producer; and The Kaiser Group International, an engineering and construction company. Ms. O'Leary also serves as a director on the nonprofit boards of the World Wildlife Fund, Morehouse College, The Andrew Young Center of International Development, and The Keystone Center.

     Mr. Scott E. Willkomm has served as a director since June 2000, and as President of the Company since March, 2000. Mr. Willkomm was a Managing Director of Prudential Securities Incorporated from March, 1999 to March, 2000 and a Director from July, 1996 to February, 2000. Mr. Willkomm served as a Senior Vice President of Oppenheimer & Co., Inc. from May, 1995 to July, 1996 and a Vice President from March, 1992 to April, 1995.

                          BOARD MEETINGS AND COMMITTEES

     The Board met five times during fiscal year 2000. The individual Board committees did not hold any separate meetings during fiscal year 2000, except for the Audit Committee, which met four separate times.

     The Board had three standing committees in fiscal year 2000. The Board does not have a standing nominating committee or compensation committee.

 .    The Audit Committee (i) recommends to the Board annually, and at other appropriate times, the firm of certified public accountants to be retained as our independent accountants and, in connection therewith, reviews the professional services to be provided by the independent accountants and the proposed fees therefore, and the independence of such firm from our management, considering, among other things, non-auditing services to be provided by the independent accountants; (ii) reviews with the independent accountants their plans for and scope of their annual audit and other examinations; (iii) reviews with the independent accountants the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, and the reports of the results of such other examinations that they may undertake; (iv) reviews with our appropriate officers and the independent accountants the annual financial statements; (v) reviews with the appropriate officers our ongoing audit activities, examinations, and the results thereof; (vi) reviews with the appropriate officers and the independent accountants the adequacy of our internal accounting controls, auditing procedures, and practices and its financial, auditing, and accounting organizations and personnel; (vii) reviews with the appropriate officers any recommendations made by the independent accountants, as well as such other matters, if any, as such persons may desire to bring to the attention of the Audit Committee; and
     (viii) reviews such other matters in relation to our accounting, auditing, and financial reporting practices and procedures as the Audit Committee may deem desirable in connection with the review function described above. The Audit Committee members are Michael Austin, G. William Caulfeild-Browne, and Robert M. Chmely, all of whom are independent directors. The Audit Committee met four times during fiscal year 2000.

     . The Investment Committee establishes and monitors the Company's investment policy and the performance of the Company's investment managers. The committee members are all of the directors of the Company, except for Hazel R. O'Leary. The Investment Committee did not meet separately from the Board during fiscal 2000.

     . The Option Committee administers the Company's Second Amended and
       Restated 1998 Stock Option Plan, the 1999 Stock Option Plan and the Harbourton Employee Options (collectively "Option Plans"). The Option Committee recommends to the Board annually, and at other appropriate times, the grant of options under the Option Plans. The Option Committee members are Michael Austin and G. William Caulfeild-Browne. The Option Committee was established April 6, 2000 but did not meet separately from the Board during fiscal 2000.

                 PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth the beneficial ownership of our Ordinary Shares by all persons who beneficially own 5% or more of the Ordinary Shares, by each director and named executive officer and by all directors, director nominees and executive officers as a group as of February 28, 2001.

                                                                                          Number of Percent
Name and Address of Beneficial Owners (1)                                                   Shares  of Class
-----------------------------------------                                                 --------- --------
Michael C. French(2)(3)(4) ...........................................................    1,103,167       6.7%
Scott E. Willkomm(4) .................................................................       25,129         *
Michael Austin(4) ....................................................................       10,667         *
G. William Caulfeild-Browne(4) .......................................................       13,334         *
Robert M. Chmely(4) ..................................................................       10,667         *
Hazel R. O'Leary(4) ..................................................................       11,500         *
Oscar R. Scofield(4) .................................................................        1,110         *
Larry N. Stern(4) ....................................................................        1,000         *
Thomas A. McAvity, Jr.(4) ............................................................        2,100         *
Artisan Partners, Ltd.(5) ............................................................    1,567,600     10.04%
Aundyr Trust Company Limited(6) ......................................................    1,484,146      9.51%
Boston Partners Asset Management, L.P.(7) ............................................      854,945      5.48%
Maverick Capital, Ltd.(8) ............................................................    1,318,720      8.45%
Neuberger Berman, Inc.(9) ............................................................    1,436,182      9.20%
Orbis Holdings Limited(10) ...........................................................    1,144,000      7.33%
Wellington Management Co.(11) ........................................................      987,000      6.32%
All directors, director nominees and executive officers as
a group (nine persons) ...............................................................    1,178,674      7.15%

--------

*    Less than 1%
(1) Except as otherwise indicated, the address for each beneficial owner is c/o Scottish Annuity & Life Holdings, Ltd., Grand Pavilion Commercial Centre, 802 West Bay Road, George Town, Grand Cayman, Cayman Islands, British West Indies.
(2) Includes 227,000 Ordinary Shares and 133,333 Ordinary Shares issuable upon the exercise of Class A Warrants beneficially owned by an irrevocable trust of which Mr. French and certain family members are beneficiaries. Includes 233,334 Ordinary Shares issuable upon the exercise of options beneficially owned by an irrevocable trust of which Mr. French and certain family members are beneficiaries. Mr. French disclaims beneficial ownership of such Ordinary Shares. Includes 75,000 Ordinary Shares issuable upon the exercise of options exercisable within 60 days and 400,000 Ordinary Shares issuable upon the exercise of Class A Warrants exercisable within 60 days.
(3) Does not include Ordinary Shares issuable upon exercise of the Class A Warrants not exercisable within 60 days.
(4) Does not include Ordinary Shares issuable upon exercise of stock options not exercisable within 60 days.

(5) Based on a Schedule 13G filed by Artisan Partners, Ltd. with the Securities and Exchange Commission on February 9, 2001. The address of Artisan Partners, Ltd. is 1000 North Water Street, Suite 1770, Milwaukee, WI 53202.
(6) Based on a Schedule 13G filed by Aundyr Trust Company Limited with the Securities and Exchange Commission on February 15, 2001. The address for Aundyr Trust Company Limited is International House, Victoria Road, Castle Hill, Douglas, Isle of Man, British Isles.
(7) Based on a Schedule 13G filed by Boston Partners Asset Management, L.P. with the Securities and Exchange Commission on February 7, 2001. The address for Boston Partners Asset Management, L.P. is 28 State Street, 20th Floor, Boston, MA 02109.
(8) Based on a Schedule 13G filed by Maverick Capital, Ltd. with the Securities and Exchange Commission on February 13, 2001. The address of Maverick Capital, Ltd. is 300 Crescent Court, Suite 1850, Dallas, TX 75201.
(9) Based on a Schedule 13G filed by Neuberger Berman, Inc. with the Securities and Exchange Commission on February 2, 2001. The address of Neuberger Berman, Inc. is 605 Third Avenue, New York, NY 10158.
(10) Based on Schedule 13G filed by Orbis Holdings Limited with the Securities and Exchange Commission on January 5, 2001. The address of Orbis Holdings Limited is 34 Bermudiana Road, Hamilton HM11 Bermuda.
(11) Based on a Schedule 13G filed by Wellington Management Co. with the Securities Exchange Commission on February 14, 2001. The address of Wellington Management Co. is 75 State Street, Boston, MA 02109.

                            MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table includes certain summary information concerning the compensation awarded to, earned by or paid for services rendered in all capacities during 1998, 1999 and 2000 by the Company's Chief Executive Officer, the four most highly compensated executive officers who were serving as executive officers at the end of 2000, and two additional executive officers who departed during 2000.

                                                                                            Shares
Name and Principal                                                      Other Annual      Underlying         All Other
Position                         Year(1)    Salary         Bonus       Compensation(2)  Options/SARs(3)    Compensation
------------------               ------    --------       --------     --------------   --------------     ------------
Michael C. French(4)                2000   $500,000       $250,000(5)       $  0                0            $12,348(6)
 Chief Executive Officer.....       1999    450,000         40,000             0          125,000                  0
                                    1998     37,500              0             0          400,000                  0
Scott E. Willkomm(7).........       2000    335,565        175,000(8)          0          400,000            134,341(9)
 President and Chief
 Financial Officer
Oscar R. Scofield(10)........       2000     77,025        125,000(11)         0           75,000             13,086(12)
 Chief Operating Officer
Larry N. Stern(13)...........       2000    104,167(14)     50,000(11)         0           75,000             24,111(15)
 Executive Vice President
Thomas A. McAvity, Jr.(16)...       2000     84,769(17)     85,000(11)         0           75,000             10,334(18)
 Executive Vice President
Henryk Sulikowski(19)........       2000    300,000(20)          0             0                0             98,451(21)
 Senior Vice President              1999    200,000         30,000             0          120,000(22)        151,963(23)
                                    1998     91,667         75,000             0          300,000(24)        100,286(25)
Peter W. Presperin(26).......       2000          0              0             0                0                  0
 Senior Vice President              1999    250,000              0             0          300,000(27)         37,962(28)

--------
(1)  We were formed on May 12, 1998.
(2) Perquisites and personal benefits furnished to the named executive officers that do not meet the disclosure thresholds established under the Securities and Exchange Commission (the "SEC") regulations are not included in this column.
(3) Grants of stock options vest one-third each year commencing on the first anniversary of the grant.
(4) Mr. French became the President and Chief Executive Officer as of May, 1998, but his salary did not commence until December 1, 1998, immediately following completion of our initial public offering. Effective April 6, 2000, Mr. French became Chairman of the Board. Mr. French relinquished the position of President in March, 2000.
(5) Mr. French's bonus was approved by the Board on February 8, 2001, but has not yet been paid.
(6)  Represents health insurance expenses.
(7) Mr. Willkomm became President on March 8, 2000 and Chief Financial Officer on October 1, 2000.
(8)  Mr. Willkomm's bonus was approved by the Board on February 8, 2001.
(9) Represents expenses for relocation in the amount of $ 93,876, pension contributions in the amount of $33,556 and health insurance expenses in the amount of $6,909.
(10) Mr. Scofield became Chief Operating Officer of Scottish Re on August 7,
     2000.
(11) Mr. Scofield, Mr. Stern and Mr. McAvity each received a signing bonus of $50,000 upon execution of their respective employment agreements. The reported amount also includes annual bonuses for Mr. Scofield and Mr. McAvity in the amount of $75,000 and $35,000, respectively.
(12) Represents pension contributions in the amount of $10,338 and health insurance expenses in the amount of $2,748.
(13) Mr. Stern became Executive Vice President of International Reinsurance on August 1, 2000.
(14) Includes $20,000 housing allowance as provided under Mr. Stern's employment agreement.

(15) Represents expenses for relocation in the amount of $6,247, pension contributions in the amount of $15,417 and health insurance expenses in the amount of $2,447.
(16) Mr. McAvity became Executive Vice President and Chief Investment Officer on August 18, 2000.
(17) Includes $16,000 housing allowance as provided under Mr. McAvity's employment agreement.
(18) Represents pension contributions in the amount of $8,477 and health insurance expenses in the amount of $1,857.
(19) Mr. Sulikowski became Senior Vice President and the Chief Insurance Officer on July 20, 1998. Effective January 1, 2000, Mr. Sulikowski became Executive Vice President and Chief Operating Officer. Mr. Sulikowski resigned on June 30, 2000.
(20) Includes a severance payment to Mr. Sulikowski in the amount of $150,000.
(21) Represents housing allowance in the amount of $67,500, pension contributions in the amount of $24,750 and health insurance expenses in the amount of $6,201.
(22) The 120,000 options terminated upon Mr. Sulikowski's resignation.
(23) Represents housing allowance in the amount of $121,500, pension contributions in the amount of $23,375, health insurance expenses in the amount of $5,179, and air transportation to and from the United States in the amount of $1,909.
(24) 200,000 options terminated upon Mr. Sulikowski's resignation.
(25) Represents expenses for relocation in the amount of $33,859, housing allowance in the amount of $49,500, pension contributions in the amount of $9,167, health insurance expenses in the amount of $510, and air transportation to and from the United States in the amount of $7,250.
(26) Mr. Presperin became the Senior Vice President, Chief Financial Officer and Secretary on February 2, 1999. Mr. Presperin resigned as of January 3, 2000.
(27) The 300,000 options terminated 60 days following Mr. Presperin's resignation.
(28) Represents pension contributions in the amount of $33,800 and health insurance expenses in the amount of $4,162.

Options Granted During Fiscal Year 2000

     The following table provides information related to options granted to the named executive officers during fiscal year 2000.


                                                                                           Potential Realizable
                                                        Individual Grants                    Value at Assumed
                                     -----------------------------------------------         Annual Rate of
                                                      Percent of                             Ordinary Share
                                        Number of       Total                              Price Appreciation
                                     Ordinary Shares   Options    Exercise                 for Option Term(2)
                                        Underlying    Granted to  Price Per  Expiration ---------------------
   Name                              Options Granted  Employees     Share       Date          5%        10%
   ----                              ---------------  ----------  ---------  ----------  ----------  ----------
   Michael C. French ............             --            --         --            --          --          --
   Scott E. Willkomm ............        400,000         41.99      $7.75      3/8/2010  $1,949,573  $4,940,602
   Oscar R. Scofield ............         75,000          7.87      $8.75      8/4/2010  $  412,712  $1,045,893
   Larry N. Stern ...............         75,000          7.87      $8.75     7/31/2010  $  412,712  $1,045,893
   Thomas A. McAvity, Jr ........         75,000          7.87      $9.00     8/18/2010  $  424,504  $1,075,776

--------
(1) The stock options are exercisable in three equal installments commencing the first anniversary of their issuance.
(2) The potential realizable value columns of the table above illustrate the value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the price of the Ordinary Shares over the terms of the options. These amounts do not take into account provisions of certain options providing for termination of the options following termination of employment or vesting over periods of up to three years. The use of the assumed 5% and 10% returns is established by the SEC and is not intended by the Company to forecast possible future appreciation of the price of the Ordinary Shares.

Options Exercised During Fiscal Year 2000 and Fiscal Year-End Option Values

     The following table provides information, for each of the named executive officers, regarding the exercise of options during 2000 and unexercised options held as of December 31, 2000.

                                                             Number of Shares
                                                          Underlying Unexercised   Value of Unexercised In-the-
                                                              Options/SARs at           Money Options/SARs at
                                   Shares                    December 31, 2000          December 31, 2000
                                  Acquired    Value      ------------------------- ------------------------------
   Name                          On Exercise Realized    Exercisable Unexercisable Exercisable      Unexercisable
   ----                          ----------- --------    ----------- ------------- -------------    -------------
   Michael C. French........          --         --           75,000*      216,666 $     163,414     $    326,824
   Scott E. Willkomm........          --         --               --       400,000            --     $  1,693,760
   Oscar R. Scofield........          --         --               --        75,000            --     $    242,580
   Larry N. Stern...........          --         --               --        75,000            --     $    242,580
   Thomas A. McAvity, Jr. ..          --         --               --        75,000            --     $    223,830
   Henryk Sulikowski........          --         --          100,000            --            --               --
   Peter W. Presperin.......          --         --               --            --            --               --

--------
* Does not include 233,334 options sold in 2000 to an entity owned by a family trust controlled by an independent trustee and established for the benefit of Mr. French and certain family members. Mr. French disclaims beneficial ownership of such options and the underlying Ordinary Shares.

Compensation of Directors

     Directors who are also our employees are not paid any fees or additional compensation for services as members of our Board of Directors or any committee thereof. Non-employee Directors receive cash in the amount of $20,000 per annum and $2,000 per board or committee meeting attended, in addition the chairman of each committee receives a fee of $3,000 per meeting. On June 7, 2000, each non-employee Director was granted an option to purchase 2,000 Ordinary Shares pursuant to our Second Amended and Restated 1998 Stock Option Plan with an exercise price per share equal to the fair market value of $7.9375.

     Subject to certain conditions, each non-employee Director will be granted an option to purchase 2,000 Ordinary Shares at each successive annual general meeting after December 31, 2000 with an exercise price equal to the fair market value of the Ordinary Shares at the date of grant.

Employment and Change of Control Agreements

     Michael C. French. Under his employment agreement, Mr. French has agreed to serve as Chief Executive Officer and President for an initial term ending on June 18, 2001 to be automatically extended on June 18, 2001 and each anniversary thereafter for an additional year, subject to 90 days advance notice before June 18, 2001 or any subsequent anniversary by either the Company or Mr. French of an intention not to renew. Mr. French resigned as President in March, 2000. Mr. French receives an annual salary of $500,000 and is eligible to participate in all of our employee benefit programs and to receive an annual performance-based bonus in an amount to be determined by our Board of Directors. Mr. French is entitled to a gross-up of certain excise taxes and to the payment or reimbursement of any legal fees or related expenses incurred by Mr. French with respect to the interpretation, enforcement or defense of his rights under his employment agreement. Upon execution of the employment agreement, Mr. French received stock options exercisable for 400,000 Ordinary Shares.

     Scott E. Willkomm. Under his employment agreement, Mr. Willkomm has agreed to serve as President for an initial term commencing on March 8, 2000 and ending on March 8, 2002, to be automatically extended for an additional year, at the expiration of the initial term and each anniversary thereafter subject to 90 days advance notice before such expiration or anniversary by either the Company or Mr. Willkomm of an intention not to renew. Effective October 1, 2000 Mr. Willkomm was appointed Chief Financial Officer. Upon execution of the employment agreement, Mr. Willkomm received stock options exercisable for 400,000 Ordinary Shares.

     Oscar R. Scofield. Under his employment agreement, Mr. Scofield agreed to serve as Chief Operating Officer of Scottish Reassurance, Inc., for an initial term commencing on September 18, 2000 and ending on September 18, 2002, to be automatically extended for an additional year, at the expiration of the initial term and each anniversary thereafter subject to 90 days advance notice before such expiration or anniversary by either the Company or Mr. Scofield of an intention not to renew. Upon execution of the employment agreement, Mr. Scofield received stock options exercisable for 75,000 Ordinary Shares.

     Larry N. Stern. Under his employment agreement, Mr. Stern agreed to serve as Executive Vice President of Scottish Annuity & Life Insurance Company (Cayman), Ltd., for an initial term commencing on August 1, 2000 and ending on August 1, 2002, to be automatically extended for an additional year, at the expiration of the initial term and each anniversary thereafter subject to 90 days advance notice before such expiration or anniversary by either the Company or Mr. Stern of an intention not to renew. Upon execution of the employment agreement, Mr. Stern received stock options exercisable for 75,000 Ordinary Shares.

     Thomas A. McAvity, Jr. Under his employment agreement, Mr. McAvity agreed to serve as Executive Vice President and Chief Investment Officer of Scottish Annuity & Life Insurance Company (Cayman), Ltd., for an initial term commencing on August 18, 2000 and ending on August 18, 2002, to be automatically extended for an additional year, at the expiration of the initial term and each anniversary thereafter subject to 90 days advance notice before such expiration or anniversary by either the Company or Mr. McAvity of an intention not to renew. Upon execution of the employment agreement, Mr. McAvity received stock options exercisable for 75,000 Ordinary Shares.

     Peter W. Presperin. Under his employment agreement, Mr. Presperin agreed to serve as Senior Vice President--Chief Financial Officer and Secretary for an initial term commencing on February 2, 1999 and ending on February 2, 2002, to be automatically extended on February 2, 2002 and each anniversary thereafter for an additional year, subject to 90 days advance notice before February 2, 2002 or any subsequent anniversary by the Company or Mr. Presperin of an intention not to renew. Mr. Presperin resigned, effective January 3, 2000. Mr. Presperin received an annual salary of $250,000 in 1999. Mr. Presperin received a one-time bonus of 8,000 Ordinary Shares of the Company valued at a per share price of $11, which was the market price of the Company's Ordinary Shares at the time Mr. Presperin agreed to join the Company. During his employment, Mr. Presperin was eligible to participate in all of our employee benefit programs, and we funded a retirement account for Mr. Presperin in 1999 in the amount of $33,800. We must pay or reimburse any legal fees or related expenses incurred by Mr. Presperin with respect to the interpretation, enforcement or defense of his rights under his employment agreement. Upon execution of the employment agreement, Mr. Presperin received stock options exercisable for 300,000 Ordinary Shares, which terminated 60 days following Mr. Presperin's resignation.

     Henryk Sulikowski. Under his employment agreement, Mr. Sulikowski agreed to serve as Senior Vice President and Chief Insurance Officer for an initial term ending on July 20, 2001, to be automatically extended for an additional year, at the expiration of the initial term and each anniversary thereafter, subject to 90 days advance notice before such expiration or anniversary by either the Company or Mr. Sulikowski of an intention not to renew. On January 1, 2000, Mr. Sulikowski was elected Executive Vice President and Chief Operating Officer. Mr. Sulikowski resigned on June 30, 2000. Mr. Sulikowski received an annual salary of $300,000 and was eligible to participate in all of our employee benefit programs. Mr. Sulikowski was eligible to receive an annual performance- based bonus in an amount to be determined by our Board of Directors and received a monthly housing and travel allowance of $11,250. In addition we funded a retirement account for Mr. Sulikowski in 2000 in an amount of $24,750. We must also pay or reimburse Mr. Sulikowski for any legal fees or related expenses incurred by Mr. Sulikowski with respect to the interpretation, enforcement or defense of his rights under his employment agreement. Mr. Sulikowski has received severance compensation from June 30, 2000 until December 31, 2000 in the amount of $150,000 and will receive a total of $250,000 from January 1, 2001 until July 31, 2001. Upon execution of the employment agreement, Mr. Sulikowski received stock options exercisable for 300,000 Ordinary Shares, 200,000 of which were cancelled upon his resignation. The remaining 100,000 stock options are exercisable until November 30, 2008. Mr. Sulikowski also received stock options exercisable for 120,000 Ordinary Shares which were all cancelled upon his resignation.

     Each employment agreement provides that the executive will maintain in confidence all confidential matters and that each will not:

 .    during their employment or, if they receive severance compensation upon termination of their employment, for one year thereafter, participate in the management of any business enterprise that engages in substantial and direct competition with us; or

 .    during their employment or for one year thereafter, attempt to influence, persuade or induce (or assist any other person in so persuading or inducing) any employee to leave us.

     In addition, pursuant to each executive's employment agreement, each is entitled to severance compensation in the event of:

 .    termination by us of his employment in any case other than death, disability or cause;

 .    termination by the executive of his employment upon our failure to keep the executive in his office or position (or a substantially equivalent office or position);

 .    an adverse change affecting the authorities, powers, functions, responsibilities or duties attaching to his position with us;

 .    a reduction in his compensation;

 .    the failure of any of our successors to assume our duties and obligations under the executive's employment agreement;

 .    a change in control of the Company (provided the executive terminates his employment within one year of such change in control);

 .    an unremedied breach of the executive's employment agreement by us or any successor; or

 .    if we notify the executive of our intent not to renew the executive's employment agreement at the expiration of its initial term or any anniversary thereafter.

     The severance compensation that Mr. French will be entitled to upon any termination referred to above includes a lump sum payment equal to three times the sum of his annual base salary and incentive compensation at the highest respective rates in effect for any year prior to the termination.

     The severance compensation that each executive will be entitled to upon any such termination includes a lump sum payment equal to two times the sum of

 .    his respective annual base pay at the highest rate in effect for any year prior to the termination;

 .    the annual incentive compensation at the highest rate in effect for any year prior to the termination.

     In the instance of a change of control, each executive will be entitled to a lump sum payment equal to three times the sum of

 .    his respective annual base pay at the highest rate in effect for any year prior to the termination, and

 .    the annual incentive compensation at the highest rate in effect for any year prior to termination.

Compensation Committee Interlocks and Insider Participation

     Our Board of Directors does not have a compensation committee. Instead, compensation is determined by the full Board of Directors. Mr. Michael C. French is a director and is our Chairman of the Board of Directors and Chief Executive Officer.

     Mr. French, during a portion of 2000, was a director of Michaels Stores, Inc. Sam Wyly and Charles J. Wyly, Jr., were each a director of the Company during a portion of 2000 and are also executive officers of Michaels Stores, Inc. Sam Wyly and Charles J. Wyly, Jr. participated in compensation decisions related to executive officers of the Company during 2000. Mr. French did not participate in compensation decisions related to executive officers of Michaels Stores, Inc.

                        REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has responsibility for our executive compensation practices and policies. Of the six directors on the Board in 2000, four were outside directors who were not officers or employees.

Executive Pay Policy

     Our compensation is intended to attract, retain and motivate the key people necessary to lead us to achieve our strategic objective of increased shareholder value over the long term, reflecting our belief that executive compensation should seek to align the interests of our executives with those of our shareholders. The program utilizes four components: base salary, bonuses, short-term incentives and long-term compensation in the form of stock options.

     In establishing base salaries, we have adopted a strategy of setting executive salaries at or above market to retain and attract key executives, while providing incentive compensation pay opportunities, based on performance achievement. We set the salary ranges in this manner to ensure that our base salary practices do not put us at a competitive disadvantage in retaining and attracting key executives while ensuring an appropriate cost structure.

     We believe that our current program of a base salary and long- and short-term performance-based compensation which can be earned by our executive officers will increase long-term shareholder value.

Base Salary and Bonuses

     The Board of Directors has reviewed and adjusted the salaries of its named executive officers for 2001. Messrs. French's, Willkomm's, Scofield's, Stern's and McAvity's current annual base salary is $500,000, $408,000, $275,000, $250,000 and $250,000, respectively. In February 2001, the Company paid Messrs. Willkomm, Scofield and McAvity a bonus in the amount of $175,000, $75,000 and $35,000, respectively, in recognition of the performance and contribution of each to our business in 2000. Mr. French was awarded a bonus of $250,000 on February 8, 2001 which has not yet been paid.

Short-Term Incentive and Stock Options

     Under their respective employment contracts, each executive is eligible to receive a cash bonus at the sole discretion of the Board of Directors. Additionally, the Second Amended and Restated 1998 Stock Option Plan, the 1999 Stock Option Plan, and the Harbourton Employee Options are administered by the Option Committee of the Board of Directors and are designed to provide incentive compensation to our directors, executive officers, and other key employees, consultants and advisors.

     The Board of Directors

Michael C. French, Chairman of the Board    Robert M. Chmely
Michael Austin                              Hazel R. O'Leary
G. William Caulfeild-Browne                 Scott E. Willkomm

Performance Graph

     The following graph compares the cumulative shareholder return on our Ordinary Shares with the Nasdaq US Index and the Nasdaq Insurance Index. The comparison assumes $100 was invested as of November 24, 1998 (the date our Ordinary Shares began trading on a "when issued" basis) and the reinvestment of all dividends.

Comparison of Cumulative Shareholder Return

                            TOTAL SHAREHOLDER RETURNS
                                     [GRAPH]

                                     Nov. 24, 1998 Dec. 31, 1998 Dec. 31, 1999 Dec. 31, 2000
                                     ------------- ------------- ------------- -------------
Scottish Annuity & Life
   Holdings, Ltd...............            $100       $ 91.67      $ 55.46         $ 83.03
Nasdaq US Index................            $100       $112.02      $208.18         $125.16
Nasdaq Insurance Index.........            $100       $100.11      $ 77.65         $ 97.52

                             AUDIT COMMITTEE REPORT

     On June 7, 2000, the Board of Directors adopted a new Audit Committee Charter, a copy of which is included as Appendix A to this Proxy Statement. The Audit Committee is currently composed of three outside directors who are not officers or employees of the Company or its subsidiaries. All members of the Audit Committee are independent as defined by the Nasdaq listing standards.

     The Audit Committee has reviewed and discussed with the Company's management and Ernst & Young, the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders on Form 10-K for the year ended December 31, 2000. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS No. 61 and SAS No. 90 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

     The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and has discussed with Ernst & Young their independence. The Audit committee has also considered whether the provisions of information technology services and other non-audit services to the Company by Ernst & Young is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission.

The Audit Committee of the Board

     Michael Austin      G. William Caulfeild-Browne        Robert M. Chmely
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


Chairman                      (Proposal No. 2)

     On February 8, 2001, upon recommendation of the Audit Committee, the Board unanimously selected, subject to ratification by the Company's shareholders, Ernst & Young to continue to serve as independent auditors for the Company and its subsidiaries for the fiscal year ending December 31, 2001. Ernst & Young has served as the Company's independent auditors since 1998.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make statements and to respond to appropriate questions raised at the Annual Meeting.

Fees Billed to the Company by Ernst & Young

     Audit Fees. Fees related to the fiscal year ended December 31, 2000 audit of the Company's annual financial statements and review of those financial statements included in the Company's quarterly reports on Form 10-Q totaled $453,945.

     Financial Information Systems Design and Implementation Fees. The Company did not engage Ernst & Young to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees. Fees billed to the Company by Ernst & Young for all other non-audit services rendered to the Company during the fiscal year ended December 31, 2000, including tax related services, totaled $495,253. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young's independence with respect to the Company.

     The Board recommends a vote FOR ratification of the appointment of Ernst & Young as independent auditors.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it with respect to fiscal year 2000, or written representations from certain reporting persons, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to the directors, officers and greater than 10% shareholders were complied with by such persons except as provided below:

 .    Michael Austin filed a Form 5 on February 8, 2001 for stock options issued to him as a director.

 .    G. William Caulfeild-Browne filed a Form 5 on February 8, 2001 for stock options issued to him as a director.

 .    Robert Chmely filed a Form 5 on February 8, 2001 for stock options issued to him as a director. Mr. Chmely filed an amendment to his February 8, 2001 Form 5 in respect of his purchase of ordinary shares.

 .    R. Duke Buchan filed a Form 5 on February 8, 2001 to reflect the correct exercise price of stock options issued to him as a director.

 .    Henryk Sulikowski filed a Form 5 on February 8, 2001 to reflect the correct balance of stock options owned.

 .    Charles J. Wyly, Jr. filed a Form 5 on February 8, 2001 for stock options issued to him as a director.

 .    Sam Wyly filed a Form 5 on February 8, 2001 for stock options issued to him as a director.

 .    David Matthews filed a Form 5 on February 8, 2001 for stock options issued to him as a director.

                                  ANNUAL REPORT

     The Annual Report to Shareholders of the Company, including financial statements for the fiscal years ended December 31, 2000, 1999 and period ended December 31, 1998, accompanies this proxy statement. The Annual Report is not to be deemed part of this Proxy Statement. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company's Annual Report on Form 10-K, as filed with the SEC. If you would like a copy of this Annual Report, please contact Scottish Annuity & Life Holdings, Ltd., Grand Pavilion Commercial Centre, P.O. Box 10657 APO, 802 West Bay Road, George Town, Grand Cayman, Cayman Islands, BWI, Attn: Secretary.

                                              By Order of the Board of Directors

                                              Scott E. Willkomm
                                              President
Cayman Islands, BWI
April 10, 2001

                                    EXHIBIT A

                            Audit Committee Charter

                          AUDIT COMMITTEE CHARTER INDEX

                                                                                                             Page
                                                                                                             ----
Mission Statement .........................................................................................   iii
Organization ..............................................................................................   iii
   .Size of Committee .....................................................................................   iii
   .Membership Qualifications .............................................................................   iii
   .Frequency of Meetings .................................................................................   iii
   .Appointment of Committee ..............................................................................    iv
   .External Auditor ......................................................................................    iv
Members of the Audit Committee ............................................................................    iv
Audit Committee Roles and Responsibilities ................................................................    iv
   .Internal Control ......................................................................................    iv
   .Financing Reporting ...................................................................................     v
     .General .............................................................................................     v
     .Annual Financial Statements .........................................................................     v
     .Interim Financial Statements ........................................................................     v
   .Compliance with Laws and Regulations ..................................................................    vi
   .External Audit ........................................................................................    vi
   .Other Responsibilities ................................................................................    vi
Reporting Responsibilities ................................................................................   vii
Required Communications by External Auditors to the Audit Committee .......................................   vii

                                Mission Statement

     The Audit Committee ("Committee") is established to assist the Board of Directors ("Board") of Scottish Annuity & Life Holdings, Ltd. in fulfilling its oversight responsibilities relating to accounting for the Company's financial position and results of operations, as well as such other matters as may from time to time be specifically delegated to the Committee by the Board. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the code of conduct.

     While the Committee has the powers and responsibilities set forth in this Charter and the Company's Memorandum and Articles of Association, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the external auditors.

     In performing its duties, the Committee will maintain effective working relationships with the board of directors, management, and the internal and external auditors. To effectively perform his role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Company's business operations, and risks.

                                  Organization

Size of Committee

     The Committee will initially be comprised of at least three directors, but this number will be subject to future review. The Committee will elect one of its members to serve as Chairman on an annual basis. The retiring Chairman may, however, be re-elected.

Membership Qualifications

     All of the Committee Members shall meet the following qualifications:

(i) Shall be an "independent director" as defined in the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committee (the "Blue Ribbon Committee") Report issued in February 1999. Under this definition an Audit Committee Member will be considered independent if he/she has no relationship with the corporation that might interfere with the exercise of independence. Furthermore, the Board will observe the requirements of Rules 4200(a)(15) and 4310(c)26 of the NASD Manual in determining independence.

(ii) Shall be "financially literate". "Financial literacy" is defined as the ability to read and understand fundamental financial statements, including a Company's balance sheet, income statement and cash flow statement or must become able to do so within a reasonable period of time after appointment to the Committee.

(iii) At least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual's financial sophistication. Such experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Frequency of Meetings

     The Audit Committee shall meet at least four times a year. Generally speaking such meetings will coincide with the Company's quarterly board meetings.

Appointment of Committee

     The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Company's outside auditors and the appropriate officers of the Company, be responsible for calling the meetings of the Committee, establishing agenda therefor and supervising the conduct thereof.

External Auditor

     The external auditor for the Company is ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditor. Alternatively, the Committee and the Board may nominate the external auditor to be proposed for shareholder approval in any proxy statement.

                         Members of the Audit Committee

     The Audit Committee members appointed by the Board of Directors are as follows:

        Michael Austin/1/

        G. William Caulfeild Browne

        Robert Chmely

                   Audit Committee Roles and Responsibilities

Internal Control

 .    Evaluate whether management is setting the appropriate tone by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

 .    Monitor the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

 .    Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management.

 .    Ensure that the external auditors keep the Audit Committee informed about, fraud, illegal acts, and deficiencies in internal control and certain other matters.

 .    Review with the external auditors, the senior internal auditing executive, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs, the adequacy of the Company's internal accounting controls, the Company's financial, auditing and compliance procedures with respect to business practices.

--------
/1/Michael Austin was elected Chairman of the Audit Committee on 28th April
   1999.

Financial Reporting

 General

 .    Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

 .    Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

 Annual Financial Statements

     Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting and Actuarial principles under United States generally accepted accounting principles ("GAAP") and Actuarial Standards.

     Discuss with external auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of an audit.

     Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

     Focus on judgmental areas such as those involving valuation of assets and liabilities, including for example litigation reserves, commitments and contingencies.

     Meet with management and the external auditors to review the financial statements and the results of the audit.

     Consider management's handling of proposed audit adjustments identified by the external auditors.

     Review the Annual Report with the external auditors before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations.

     Review with senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities and the annual report of the audit activities, examinations and results thereof of the internal auditing department.

     Ensure that the external auditors communicate certain required matters to the Committee. (See Section on "Required Communications by External Auditors to the Audit Committee")

 Interim Financial Statements

     Be briefed on how management develops and summarizes quarterly financial information, involvement, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre or post issuance basis.

     Meet with management and, if a pre-issuance review was completed with the external auditors, review the interim financial statements and the results of the review.

     To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the external auditors on whether:

 .    Actual financial results for the quarter or interim period varied significantly from budgeted or projected results.

 .    Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company's operations and financing practices.

 .    Generally accepted accounting principles have been consistently applied.

 .    There are any actual or proposed changes in accounting or reporting practices.

 .    There are any significant or unusual events or transactions.

 .    The Company's financial and operating controls are functioning effectively.

 .    The Company had complied with the terms of loan agreements or security indentures.

 .    The interim financial statements contain adequate and appropriate disclosures.

 .    Ensure that the external auditors communicate certain required matters to the Committee. (See Section on "Required Communications by External Auditors to the Audit Committee")

Compliance with Laws and Regulations

 .    Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including any corrective and/or disciplinary action) on any fraudulent acts or accounting irregularities.

 .    Periodically obtain updates from management.

 .    Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

 .    Review the findings of any examinations by regulatory agencies such as the
     Securities and Exchange Commission.

 .    Obtain assurance from the external auditor that Section 10A of the
     Securities Exchange Act has not been implicated.

External Audit

 .    Review the external auditor's proposed audit scope and approach.

 .    Review the performance of the external auditors and recommend to the Board of Directors the appointment or discharge of the external auditors; and

 .    Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards. The Committee is responsible for (1) ensuring the external auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company, (2) actively engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the external auditor, and (3) taking, or recommending that the Board take, appropriate action to oversee the independence of the external auditor.

Other Responsibilities

 .    Meet with external auditors and management in separate executive sessions to discuss any matters that the committee believes should be discussed privately.

 .    Ensure that significant findings and recommendations made by the external auditors are received and discussed in a timely basis.

 .    Review the Company's Counsel, any legal matters that could have a significant impact on the Company's financial statements.

 .    Review the policies and procedures in effect for considering officers'
     expenses and perquisites.

 .    If necessary, and at the Company's expense, institute special investigations and, if appropriate, hire special counsel or experts to assist.

 .    Perform other oversight functions as requested by the full Board, review and update the charter and receive approval of changes from the Board.

                           Reporting Responsibilities

     Regularly update the Board of Directors about committee activities and make appropriate recommendations.

     The Committee will prepare, with the assistance of management, the auditors and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

         Required Communications by External Auditors to the Audit Committee

 .    The auditors' responsibilities under generally accepted auditing standards.

 .    Significant accounting policies adopted or changed, including methods used to account for unusual transactions and the effect of accounting policies in controversial or emerging areas.

 .    Management judgments and sensitive accounting estimates reflected in the financial statements.

 .    Significant audit adjustments arising from, or proposed during, the audit.

 .    The auditors' responsibilities for other information in documents containing audited financial statements, such as management's discussion and analysis.

 .    Any disagreements with management over the application of accounting principles, the scope of the audit, and/or disclosures to be included in the financial statements.

 .    Any consultation management made with other accountants.

 .    Any major issues discussed with management prior to retention.

 .    Any serious difficulties encountered in the performing of the audit.

 .    Any weaknesses noted in the Company's interim financial controls or probable misstatements of interim financial information.

 .    Any instances of fraud or illegal acts that the external auditors becomes aware of.

 .    Any significant deficiencies in the design or the operation of internal control.

 .    All relationships between the auditor and the Company that may reasonably be thought to bear on the auditor's independence, and a confirmation from the auditor that it is independent of the Company.

 .    The total fees received by the external auditor for management advisory services provided during the year under audit.

                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

The undersigned acknowledge(s) receipt of the Proxy Statement of Scottish Annuity & Life Holdings, Ltd. (the "Company") relating to the 2001 Annual Meeting of Shareholders (the "Annual Meeting") and hereby constitute(s) and appoint(s) Michael C. French and Scott E. Willkomm, attorneys and proxies of the undersigned, with full power of substitution and resubstitution to each and with all the powers the undersigned would posses if personally present, to vote for and in the name and place of the undersigned all Ordinary Shares of the Company held or owned by the undersigned, or standing in the name of the undersigned, at the Annual Meeting to be held on Thursday, May 31, 2001, commencing at 11:00 a.m. Bermuda time, at the Fairmount Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda, or any adjournment or postponement thereof, upon the matters referred to in the Proxy Statement for the Annual Meeting as stated below and on the reverse side. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. A majority of said attorneys and proxies present and acting at the Annual Meeting (or if only one shall be present and act, then that one) shall have, and may exercise, all the powers of all said attorneys and proxies hereunder.

This proxy is being solicited on behalf of the Board of Directors of Scottish Annuity & Life Holdings, Ltd. Unless otherwise specified below or on the reverse side, this proxy will be voted FOR the nominees of the Board of Directors listed below and FOR the ratification of Ernst & Young as Scottish Annuity & Life Holdings, Ltd.'s independent auditors. Discretionary authority is hereby conferred as to all other matters that may come before the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

Please date and sign on reverse side and return in the enclosed postage-paid envelope.

                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

1. ELECTION OF TWO DIRECTORS to serve until Scottish Annuity & Life Holdings, Ltd.'s 2004 Annual Meeting of Shareholders. The nominees are Michael C. French and Hazel R. O'Leary.

                          [ ] FOR   [ ] WITHHOLD   [ ] FOR ALL
                              ALL         ALL          EXCEPT*

* Nominee exception(s) written above

2.   RATIFICATION OF THE APPOINTMENT of Ernst & Young as independent auditors.

                          [ ] FOR   [ ] AGAINST    [ ] ABSTAIN

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the Annual Meeting by promptly returning your proxy in the enclosed envelope.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the Director nominees and FOR proposal 2.

                         [ ] MARK HERE FOR ADDRESS
                             CHANGE AND NOTE AT LEFT

                         IMPORTANT:  Whether or not you
                         expect to attend the meeting in person,
                         please date, sign and return this proxy.
                         Please sign exactly as your name appears hereon, Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                Date:  __________

                         Signature ______________________________

                                                Date:  __________

                         Signature ______________________________

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.